UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 06, 2023

MITESCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Highway 100 South, Suite 432 St. Louis Park, MN 55416
(Address of principal executive offices) (Zip Code)

(844) 383-8689

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Ms. Sheila Schweitzer as Chairman of the Board of Directors and Chief Operating Officer

Effective June 06, 2023, the Board of Directors of Mitesco, Inc. (the “Company”) appointed Ms. Sheila Schweitzer who has been a member of the Board of Directors since 2021, to the position of Chairman, replacing Mr. Tom Brodmerkel, who has completed his term as Chair. Mr. Brodmerkel will remain as Chief Financial Officer and continue to serve as a member of the Company’s Board of Directors. Ms. Schweitzer was also appointed to the newly created position of Chief Operating Officer.

Ms. Schweitzer has over 30 years of experience in the healthcare industry as a company founder, executive, investor, and outside advisor. Most recently, from 2012 through 2017, she served as Founder and Chief Executive Officer of PatientMatters, LLC, a healthcare patient management company improving revenue realization for hospitals. Patient Matters was acquired by First Source in 2020. From 2003 through 2009, she was Chief Executive Officer of CareMedic Systems, an industry leader in proactive financial management for hospitals and providers. PatientMatters was acquired by Optum Insight in 2009. From 2009 through 2011, she was Senior Vice President of Strategy at OptumInsight, a part of United Healthcare Group providing data, analytics, research, consulting, technology, and managed services solutions to hospitals, physicians, health plans, government, and life sciences companies. From 2001 through 2003, she was Chief Operating Officer for MedUnite, a provider of electronic healthcare transaction processing services.

As an investor, in 2009, Ms. Schweitzer co-founded Blue Ox Healthcare Partners, a private equity firm investing growth capital in commercial-stage healthcare companies. Ms. Schweitzer is currently an Executive Advisor with HLM Venture Partners, a venture capital firm investing exclusively in tech-enabled healthcare services, healthcare information technology, and medical device and diagnostics companies.

Item 7.01 Regulation FD Disclosure.

On June 06, 2023, the Company issued a press release announcing the appointment of Ms. Schweitzer as Chairman of the Board of Directors and Chief Operating Officer. The press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Dated June 06, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 08, 2023	MITESCO, INC.

	By:	/s/ Lawrence Diamond
Lawrence Diamond
Chief Executive Officer